Intangible assets	6 Months Ended
Jun. 30, 2023
Disclosure of detailed information about intangible assets [abstract]
Intangible assets
10. Intangible assets

The following table provides a breakdown for intangible assets:

(€ thousands)	Goodwill	Brand	Concessions, licenses, trademarks and patents	Other intangible assets	Intangible assets in progress	Total
Historical cost at December 31, 2022	239,709	168,694	42,339	147,204	1,146	599,092
Additions	—	—	238	6,888	198	7,324
Disposals	—	—	(420)	(81)	(1)	(502)
Business combinations	—	—	90,856	3,797	309	94,962
Exchange differences	(3,939)	(3,105)	808	(93)	(30)	(6,359)
Other movements and reclassifications	—	—	1,854	(1,799)	(129)	(74)
Historical cost at June 30, 2023	235,770	165,589	135,675	155,916	1,493	694,443

Accumulated amortization at December 31, 2022	—	—	(36,989)	(106,195)	—	(143,184)
Amortization	—	—	(1,308)	(6,669)	—	(7,977)
Disposals	—	—	226	81	—	307
Exchange differences	—	—	114	146	—	260
Accumulated amortization at June 30, 2023	—	—	(38,966)	(111,581)	—	(150,547)
Carrying amount at:
December 31, 2022	239,709	168,694	5,350	41,009	1,146	455,908
June 30, 2023	235,770	165,589	96,709	44,335	1,493	543,896

The intangible assets held by the Group increased primarily as a result of the TFI Acquisition. In particular, as part of the acquisition accounting for the acquisition, the Group recognized a license agreement asset at its preliminary fair value of €90,856 thousand determined through an income approach based on the relief from royalty method, which requires an estimate of future expected cash flows. The estimated useful life of the license agreement is 30 years, which includes the 20 guaranteed years as per the contract plus the automatic renewal period of 10 years which is subject to certain minimum performance conditions that management believes will be satisfied based on the business plan and information currently available. For additional information related to the TFI Acquisition see Note 24 — Business combinations.